                                                                     EXHIBIT 2.4

                                VOTING AGREEMENT


         This Voting Agreement (this "AGREEMENT") is entered into as of October 3, 2001, by Herbert L. Brewer, David M. Brewer and PHD Partners, LP (each, a "STOCKHOLDER") for the benefit of Toreador Resources Corporation, a Delaware Corporation ("TOREADOR").

                                    RECITALS

         A. Madison Oil Company, a Delaware corporation ("MADISON"), MOC Acquisition Corporation, a Delaware corporation ("MERGER SUB"), and Toreador are contemporaneously herewith entering into a Merger Agreement (the "MERGER AGREEMENT"), which provides (subject to the conditions set forth therein) for the merger of Merger Sub with and into Madison, with Madison surviving the merger. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Merger Agreement.

         B. In order to induce Toreador to enter into the Merger Agreement, each Stockholder, solely in its capacity as a Stockholder of Madison, is entering into this Voting Agreement.

                                    AGREEMENT


         The parties to this Voting Agreement, intending to be legally bound, agree as follows:

SECTION 1. CERTAIN DEFINITIONS

         For purposes of this Voting Agreement:

         (a) "MADISON COMMON STOCK" shall mean the common stock, $.0001 par value per share, of Madison.

         (b) "EXPIRATION DATE" shall mean the earlier of (i) the Closing Date,
(ii) the Termination Date (provided that Madison shall not have breached its obligations under the Merger Agreement), (iii) termination of the Merger Agreement pursuant to Sections 10.1(a), (c) or (e) thereof, or (iv) termination of the Merger Agreement pursuant to Sections 10.1(g) or (h) thereof, but only if Madison has otherwise fulfilled all of its obligations under the Merger Agreement, including paying the Madison Termination Fee.

         (c) Each Stockholder shall be deemed to "OWN" or to have acquired "OWNERSHIP" of a security if the Stockholder is the: (i) record owner of such security; or (ii) "beneficial owner" (within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, whether or not the issuer of such security is subject to the Securities Exchange Act of 1934) of such security; provided, however, that the Stockholder shall not be deemed to Own a security solely because of Stockholder's status as an executive officer, director, partner or member of a Person that owns such security.

         (d) "PERSON" shall mean any (i) individual, (ii) corporation, limited liability company, partnership or other entity, or (iii) governmental or self-regulatory authority.

         (e) "SUBJECT SECURITIES" shall mean: (i) all securities of Madison (including all shares of Madison Common Stock and all options, warrants and other rights to acquire shares of Madison Common Stock) Owned by a Stockholder as of the date of this Agreement; and (ii) all additional securities of Madison (including all additional shares of Madison Common Stock and all additional options, warrants and other rights to acquire shares of Madison Common Stock) of which a Stockholder acquires Ownership during the period from the date of this Agreement through the Expiration Date.

         (f) A Person shall be deemed to have a effected a "TRANSFER" of a security if such Person directly or indirectly: (i) sells, pledges, encumbers, grants an option with respect to, transfers or disposes of such security or any interest in such security; (ii) enters into an agreement or commitment contemplating the possible sale of, pledge of, encumbrance of, grant of an option with respect to, transfer of or disposition of such security or any interest therein; or (iii) reduces such Person's beneficial ownership or interest in or risk relating to any such security.

SECTION 2. TRANSFER OF SUBJECT SECURITIES

         2.1 Transferee of Subject Securities to be Bound by this Agreement. Each Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, the Stockholder shall not (a) cause or permit any Transfer of any of the Subject Securities to be effected; or (b) create or permit to exist any Lien with respect to any Subject Securities.

         2.2 Transfer of Voting Rights. Each Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, the Stockholder shall ensure that: (a) none of the Subject Securities is deposited into a voting trust; and (b) no proxy is granted, and (c) no voting agreement or similar agreement is entered into, with respect to any of the Subject Securities, other than pursuant to the terms set forth herein.

SECTION 3. VOTING OF SHARES

         3.1 Voting Agreement. Each Stockholder agrees that, during the period from the date of this Voting Agreement through the Expiration Date, the Stockholder shall, unless otherwise directed in writing by Toreador, vote, or give a consent with respect to, the Subject Securities or cause the Subject Securities to be so voted or consented to (to the extent such securities are entitled to be voted):

             (a) in favor of the approval and adoption of the Merger Agreement and/or the approval of the transactions contemplated thereby and in favor of any other matter proposed to be approved by the holders of the Subject Securities pursuant to the terms of the Merger Agreement and/or the transactions contemplated thereby;

             (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Madison in the Merger Agreement; and

             (c) against (other than the transactions contemplated by the Merger Agreement and to the extent any of such actions are required to be approved by the stockholders of Madison under applicable law or are otherwise put to the stockholders of Madison for approval) any action which is intended to, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect any of the transactions contemplated by the Merger Agreement or this Voting Agreement.

         3.2 Irrevocable Proxy; Further Assurances.

             (a) Contemporaneously with the execution of this Voting Agreement and to evidence each Stockholder's agreement with the terms and provisions herein, each Stockholder shall execute and deliver to Toreador a proxy in the form attached to this Voting Agreement as Exhibit A, which shall be irrevocable to the fullest extent permitted by law, with respect to the shares referred to therein (the "PROXY").

             (b) Each Stockholder hereby agrees that it will support the merger and agrees to use all reasonable efforts to obtain all consents and approvals and to do all other things necessary for the consummation of the transactions contemplated by this Agreement and the Merger Agreement. Each Stockholder agrees to take such further action to deliver or cause to be delivered such additional agreements or instruments as may be reasonably necessary for the purpose of carrying out this Agreement, the Merger Agreement and agreements and transactions contemplated hereby and thereby.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF STOCKHOLDER

         Each Stockholder hereby individually represents and warrants to Toreador as follows:

         4.1 Authorization, etc. Stockholder has the absolute and unrestricted right, power, authority and capacity to execute and deliver this Voting Agreement and the Proxy and to perform its obligations hereunder and thereunder. This Voting Agreement and the Proxy have been duly executed and delivered by Stockholder and constitute legal, valid and binding obligations of Stockholder, enforceable against Stockholder in accordance with their terms, subject to (a) laws of general application relating to bankruptcy, insolvency and the relief of debtors, and (b) rules of law governing specific performance, injunctive relief and other equitable remedies.

         4.2 No Conflicts or Consents.

             (a) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not: (i) conflict with or violate any law, rule, regulation, order, decree or judgment applicable to Stockholder or by which it or any of its properties is or may be bound or affected; or (ii) result in or constitute (with or without notice or lapse of time) any breach of or default under, or give to any other Person (with or without notice or lapse of time) any right of termination, amendment, acceleration or cancellation of, or result (with or without notice or lapse of time) in the creation of any Lien or restriction on any of the Subject Securities pursuant to, any contract to which Stockholder is a party or by which Stockholder or any of his affiliates or properties is or may be bound or affected.

             (b) The execution and delivery of this Voting Agreement and the Proxy by Stockholder do not, and the performance of this Voting Agreement and the Proxy by Stockholder will not, require any consent or approval of any Person.

         4.3 Title to Securities. As of the date of this Voting Agreement: (a) Stockholder holds of record (free and clear of any encumbrances or restrictions except as specifically disclosed on the signature page hereof) the number of outstanding shares of Madison Common Stock set forth under the heading "Shares Held of Record" on the signature page hereof; (b) Stockholder holds (free and clear of any Liens or restrictions except as specifically disclosed on the signature page hereof) the options, warrants and other rights to acquire shares of Madison Common Stock set forth under the heading "Options, Warrants and Other Rights" on the signature page hereof; (c) Stockholder Owns the additional securities of Madison set forth under the heading "Additional Securities Beneficially Owned" on the signature page hereof; and (d) Stockholder does not directly or indirectly Own any shares of Madison Common Stock or other securities of Madison, or any option, warrant or other right to acquire (by purchase, conversion or otherwise) any shares of Madison Common Stock or other securities of Madison, other than the shares and options, warrants and other rights set forth on the signature page hereof.

SECTION 5. MISCELLANEOUS

         5.1 Survival of Representations, Warranties and Agreements. All representations, warranties, covenants and agreements made by each Stockholder in this Voting Agreement shall survive until the Expiration Date.

         5.2 Notices. Any notice or other communication required or permitted to be delivered to any party under this Voting Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile, in each case with confirmation of delivery) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other party):

                 if to Toreador or Merger Sub:

                          Toreador Resources Corporation
                          4809 Cole Avenue, Suite 108
                          Dallas, Texas 75205
                          Attention:  G. Thomas Graves III
                          Facsimile No.:  (214) 559-3945

                          with a copy to (which copy shall not constitute notice):

                          Janice V. Sharry
                          Haynes and Boone, LLP
                          901 Main Street, Suite 3100
                          Dallas, TX 75202
                          Facsimile No.: (214) 651-5940
                 if to the Stockholder:

                 at the address set forth below Stockholder's signature on the signature page hereof.

         5.3 Severability. If any provision of this Agreement shall be declared to be invalid or unenforceable, in whole or in part, such invalidity or unenforceability shall not affect the remaining provisions hereof which shall remain in full force and effect.

         5.4 Assignment. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, and assigns; provided, however, that neither this Agreement nor any rights hereunder shall be assignable or otherwise subject to hypothecation and any assignment in violation hereof shall be null and void.

         5.5 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         5.6 Counterparts. This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same Agreement, and shall become effective when one or more such counterparts have been signed by each of the parties and delivered to each party.

         5.7 Entire Agreement. This Agreement, the Merger Agreement and those agreements provided for in the Merger Agreement represent the entire agreement of the parties with respect to the subject matter hereof and shall supersede any and all previous contracts, arrangements or understandings between the parties hereto with respect to the subject matter hereof.

         5.8 Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the laws of DELAWARE, without reference to rules relating to conflicts of law.

         5.9 Attorneys' Fees. If any action at law or equity, including an action for declaratory relief, is brought to enforce or interpret any provision of this Agreement, the prevailing party shall be entitled to recover reasonable attorneys' fees and expenses from the other party, which fees and expenses shall be in addition to any other relief which may be awarded.

         5.10 Amendments. This Agreement may be amended only in a writing executed by all of the parties hereto.

         5.11 Waiver. No failure on the part of Toreador to exercise any power, right, privilege or remedy under this Voting Agreement, and no delay on the part of Toreador in exercising any power, right, privilege or remedy under this Voting Agreement, shall operate as a waiver of such power, right, privilege or remedy; and no single or partial exercise of any such power, right, privilege or remedy shall preclude any other or further exercise thereof or of any other power, right, privilege or remedy. Toreador shall not be deemed to have waived any claim available to Toreador arising out of this Voting Agreement, or any power, right, privilege or remedy of Toreador under this Voting Agreement, unless the waiver of such claim, power, right, privilege or remedy is expressly set forth in a written instrument duly executed and delivered on behalf of Toreador; and any such waiver shall not be applicable or have any effect except in the specific instance in which it is given.

         5.12 Stockholder Capacity. No person executing this Voting Agreement who is a director or officer of Madison makes any agreement or understanding herein in his capacity as such director or officer. Without limiting the generality of the foregoing, each Stockholder executes this Voting Agreement solely in its capacity as Owner of Subject Securities and nothing herein shall limit or affect any actions taken by such Stockholder in its capacity as an officer or director of Madison in exercising Madison's rights under the Merger Agreement, provided, that no obligation of such Stockholder to Madison as an officer or director of Madison shall affect, impair or impede such Stockholder's obligations under this Voting Agreement including the obligation to vote the Subject Securities in accordance with Section 3 hereof.


                  (Remainder of page intentionally left blank.)

         IN WITNESS WHEREOF, Toreador has caused this Voting Agreement to be executed as of the date first written above.


                                      TOREADOR RESOURCES CORPORATION:


                                      By:      /s/ G. THOMAS GRAVES III
                                               ---------------------------------
                                      Name:    G. Thomas Graves III
                                               ---------------------------------
                                      Title:   President and CEO
                                               ---------------------------------

         IN WITNESS WHEREOF, Stockholder has caused this Voting Agreement to be executed as of the date first written above.


                                  STOCKHOLDER:


                                  /s/ DAVID M. BREWER
                                  ----------------------------------------------
                                               (signature)

                                  Name:      David M. Brewer
                                             -----------------------------------
                                               (please print)

                                  Address:   33 Plymouth Road
                                             -----------------------------------
                                             Summit, NJ 07901
                                             -----------------------------------

                                  Facsimile: 908-273-4468
                                             -----------------------------------



                                                 OPTIONS, WARRANTS AND                      ADDITIONAL SECURITIES
        SHARES HELD OF RECORD                        OTHER RIGHTS                             BENEFICIALLY OWNED
------------------------------------      -----------------------------------        --------------------------------
            10,731,026                                 250,000                                     1,054,516
------------------------------------      -----------------------------------        --------------------------------

         IN WITNESS WHEREOF, Stockholder has caused this Voting Agreement to be executed as of the date first written above.


                                  STOCKHOLDER:


                                  /s/ DAVID M. BREWER
                                  ----------------------------------------------
                                               (signature)

                                  Name:      David M. Brewer, Pres.
                                             -----------------------------------
                                               (please print)

                                  Address:   Madison Co. Inc., Gen'l Ptnr
                                             of PHD Partners LP
                                             331 Plymouth Road
                                             Summit, NJ 07901
                                             -----------------------------------

                                  Facsimile: 908-273-4468
                                             -----------------------------------



                                                 OPTIONS, WARRANTS AND                      ADDITIONAL SECURITIES
        SHARES HELD OF RECORD                        OTHER RIGHTS                             BENEFICIALLY OWNED
------------------------------------      -----------------------------------        --------------------------------
              1,054,516
------------------------------------      -----------------------------------        --------------------------------

         IN WITNESS WHEREOF, Stockholder has caused this Voting Agreement to be executed as of the date first written above.


                                  STOCKHOLDER:


                                   /s/ HERBERT L. BREWER
                                  ----------------------------------------------
                                               (signature)

                                  Name:       Herbert L. Brewer
                                             -----------------------------------
                                               (please print)

                                  Address:    2 Cedro Place
                                             -----------------------------------
                                              Dallas, TX 75230
                                             -----------------------------------
                                  Facsimile:  (214) 365-6020
                                             -----------------------------------



                                                 OPTIONS, WARRANTS AND                      ADDITIONAL SECURITIES
        SHARES HELD OF RECORD                        OTHER RIGHTS                             BENEFICIALLY OWNED
------------------------------------      -----------------------------------        --------------------------------
          1,469,296                                    75,000                                1,054,516
------------------------------------      -----------------------------------        --------------------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

         The undersigned stockholder of Madison Oil Company, a Delaware corporation ("MADISON"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes ___________ and Toreador Resources Corporation, a Delaware corporation ("TOREADOR"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Madison Common Stock or other securities owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Madison Common Stock or other securities which the undersigned may acquire on or after the date hereof. (The shares of Madison Common Stock or other securities referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to in this proxy as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Toreador and the undersigned (the "VOTING AGREEMENT"), and is granted in consideration of Toreador entering into the Merger Agreement, dated as of the date hereof, among MOC Acquisition Corporation, a Delaware corporation ("MERGER SUB"), Toreador and Madison (the "MERGER AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Merger Agreement.

         The attorneys and proxies named above will be empowered, and, in the event the undersigned fails to vote the Shares as required by the Voting Agreement, may exercise this proxy, to vote the Shares at any time until the earlier to occur of (i) the Closing Date, (ii) the Termination Date (provided that Madison shall not have breached its obligations under the Merger Agreement), (iii) termination of the Merger Agreement pursuant to Sections 10.1(a), (c) or (e) thereof, or (iv) termination of the Merger Agreement pursuant to Sections 10.1(g) or (h) thereof, but only if Madison has otherwise fulfilled all of its obligations under the Merger Agreement, including paying the Madison Termination Fee:

                  (a) in favor of the approval and adoption of the Merger Agreement and/or in favor of each of the other actions thereby and in favor of any other matter proposed to be approved by the undersigned as the holder of the Shares pursuant to the Merger Agreement and/or the transactions contemplated thereby;

                  (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Madison in the Merger Agreement; and

                  (c) against (other than the transactions contemplated by the Merger Agreement and to the extent any of such actions are required to be approved by the stockholders of Madison under applicable law or are otherwise put to the stockholders of Madison for approval) any action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect any of the transactions contemplated by the Merger Agreement or this Voting Agreement.

         The undersigned may also vote the Shares on all other matters.

         This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy shall terminate upon the earlier of (i) the Closing Date,
(ii) the Termination Date (provided that Madison shall not have breached its obligations under the Merger Agreement), (iii) termination of the Merger Agreement pursuant to Sections 10.1(a), (c) or (e) thereof, or (iv) termination of the Merger Agreement pursuant to Sections 10.1(g) or (h) thereof, but only if Madison has otherwise fulfilled all of its obligations under the Merger Agreement, including paying the Madison Termination Fee.

Dated: October 3, 2001.


                                        /s/ HERBERT L. BREWER
                                        ----------------------------------------
                                        Name

                                        Number of shares of common stock of
                                        Madison owned of record or beneficially
                                        as of the date of this proxy:


                                        ----------------------------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

         The undersigned stockholder of Madison Oil Company, a Delaware corporation ("MADISON"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes ___________ and Toreador Resources Corporation, a Delaware corporation ("TOREADOR"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Madison Common Stock or other securities owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Madison Common Stock or other securities which the undersigned may acquire on or after the date hereof. (The shares of Madison Common Stock or other securities referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to in this proxy as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Toreador and the undersigned (the "VOTING AGREEMENT"), and is granted in consideration of Toreador entering into the Merger Agreement, dated as of the date hereof, among MOC Acquisition Corporation, a Delaware corporation ("MERGER SUB"), Toreador and Madison (the "MERGER AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Merger Agreement.

         The attorneys and proxies named above will be empowered, and, in the event the undersigned fails to vote the Shares as required by the Voting Agreement, may exercise this proxy, to vote the Shares at any time until the earlier to occur of (i) the Closing Date, (ii) the Termination Date (provided that Madison shall not have breached its obligations under the Merger Agreement), (iii) termination of the Merger Agreement pursuant to Sections 10.1(a), (c) or (e) thereof, or (iv) termination of the Merger Agreement pursuant to Sections 10.1(g) or (h) thereof, but only if Madison has otherwise fulfilled all of its obligations under the Merger Agreement, including paying the Madison Termination Fee:

                  (a) in favor of the approval and adoption of the Merger Agreement and/or in favor of each of the other actions thereby and in favor of any other matter proposed to be approved by the undersigned as the holder of the Shares pursuant to the Merger Agreement and/or the transactions contemplated thereby;

                  (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Madison in the Merger Agreement; and

                  (c) against (other than the transactions contemplated by the Merger Agreement and to the extent any of such actions are required to be approved by the stockholders of Madison under applicable law or are otherwise put to the stockholders of Madison for approval) any action which is intended, or could reasonably be expected to, impede, interfere with, delay, postpone, discourage or adversely affect any of the transactions contemplated by the Merger Agreement or this Voting Agreement.

         The undersigned may also vote the Shares on all other matters.

         This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy shall terminate upon the earlier of (i) the Closing Date,
(ii) the Termination Date (provided that Madison shall not have breached its obligations under the Merger Agreement), (iii) termination of the Merger Agreement pursuant to Sections 10.1(a), (c) or (e) thereof, or (iv) termination of the Merger Agreement pursuant to Sections 10.1(g) or (h) thereof, but only if Madison has otherwise fulfilled all of its obligations under the Merger Agreement, including paying the Madison Termination Fee.

Dated: October 3, 2001.


                                        /s/ DAVID M. BREWER
                                        ----------------------------------------
                                        Name

                                        Number of shares of common stock of
                                        Madison owned of record or beneficially
                                        as of the date of this proxy:

                                        ----------------------------------------

                                    EXHIBIT A

                            FORM OF IRREVOCABLE PROXY

         The undersigned stockholder of Madison Oil Company, a Delaware corporation ("MADISON"), hereby irrevocably (to the fullest extent permitted by law) appoints and constitutes ___________ and Toreador Resources Corporation, a Delaware corporation ("TOREADOR"), and each of them, the attorneys and proxies of the undersigned with full power of substitution and resubstitution, to the full extent of the undersigned's rights with respect to (i) the outstanding shares of Madison Common Stock or other securities owned of record by the undersigned as of the date of this proxy, which shares are specified on the final page of this proxy, and (ii) any and all other shares of Madison Common Stock or other securities which the undersigned may acquire on or after the date hereof. (The shares of Madison Common Stock or other securities referred to in clauses "(i)" and "(ii)" of the immediately preceding sentence are collectively referred to in this proxy as the "SHARES.") Upon the execution hereof, all prior proxies given by the undersigned with respect to any of the Shares are hereby revoked, and the undersigned agrees that no subsequent proxies will be given with respect to any of the Shares.

         This proxy is irrevocable, is coupled with an interest and is granted in connection with the Voting Agreement, dated as of the date hereof, between Toreador and the undersigned (the "VOTING AGREEMENT"), and is granted in consideration of Toreador entering into the Merger Agreement, dated as of the date hereof, among MOC Acquisition Corporation, a Delaware corporation ("MERGER SUB"), Toreador and Madison (the "MERGER AGREEMENT"). Capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Merger Agreement.

         The attorneys and proxies named above will be empowered, and, in the event the undersigned fails to vote the Shares as required by the Voting Agreement, may exercise this proxy, to vote the Shares at any time until the earlier to occur of (i) the Closing Date, (ii) the Termination Date (provided that Madison shall not have breached its obligations under the Merger Agreement), (iii) termination of the Merger Agreement pursuant to Sections 10.1(a), (c) or (e) thereof, or (iv) termination of the Merger Agreement pursuant to Sections 10.1(g) or (h) thereof, but only if Madison has otherwise fulfilled all of its obligations under the Merger Agreement, including paying the Madison Termination Fee:

                  (a) in favor of the approval and adoption of the Merger Agreement and/or in favor of each of the other actions thereby and in favor of any other matter proposed to be approved by the undersigned as the holder of the Shares pursuant to the Merger Agreement and/or the transactions contemplated thereby;

                  (b) against any action or agreement that would result in a breach of any representation, warranty, covenant or obligation of Madison in the Merger Agreement; and

                  (c) against (other than the transactions contemplated by the Merger Agreement and to the extent any of such actions are required to be approved by the stockholders of Madison under applicable law or are otherwise put to the stockholders of Madison for approval) any action which is intended, or could reasonably be expected to, impede,


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         interfere with, delay, postpone, discourage or adversely affect any of the transactions contemplated by the Merger Agreement or this Voting Agreement.

         The undersigned may also vote the Shares on all other matters.

         This proxy shall be binding upon the heirs, estate, executors, personal representatives, successors and assigns of the undersigned (including any transferee of any of the Shares).

         If any provision of this proxy or any part of any such provision is held under any circumstances to be invalid or unenforceable in any jurisdiction, then (i) such provision or part thereof shall, with respect to such circumstances and in such jurisdiction, be deemed amended to conform to applicable laws so as to be valid and enforceable to the fullest possible extent, (ii) the invalidity or unenforceability of such provision or part thereof under such circumstances and in such jurisdiction shall not affect the validity or enforceability of such provision or part thereof under any other circumstances or in any other jurisdiction, and (iii) the invalidity or unenforceability of such provision or part thereof shall not affect the validity or enforceability of the remainder of such provision or the validity or enforceability of any other provision of this proxy. Each provision of this proxy is separable from every other provision of this proxy, and each part of each provision of this proxy is separable from every other part of such provision.

         This proxy shall terminate upon the earlier of (i) the Closing Date,
(ii) the Termination Date (provided that Madison shall not have breached its obligations under the Merger Agreement), (iii) termination of the Merger Agreement pursuant to Sections 10.1(a), (c) or (e) thereof, or (iv) termination of the Merger Agreement pursuant to Sections 10.1(g) or (h) thereof, but only if Madison has otherwise fulfilled all of its obligations under the Merger Agreement, including paying the Madison Termination Fee.

Dated: October 3, 2001.


                                        /s/ DAVID M. BREWER
                                        ----------------------------------------
                                        Name: President Madison Co. Inc.
                                              General Partner of PHD
                                              Partners LP

                                        Number of shares of common stock of
                                        Madison owned of record or beneficially
                                        as of the date of this proxy:


                                        ----------------------------------------


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